Exhibit (G)(1)(i)

April 28, 2006

Ms. Mary Jean Milner

Vice President

The Bank of New York

One Wall Street, 25th Floor

New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the “Agreements”), we hereby notify you of the addition of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, three newly established series of ING Investors Trust, and ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio, two newly established series of ING Partners, Inc. (the “Funds”) to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated April 11, 2006.

The Amended Exhibit A has also been updated to reflect name changes for ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs® Core Equity Portfolio to ING Goldman Sachs® Structured Equity Portfolio, ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

/s/ Todd Modic
Todd Modic
Senior Vice President
ING Investors Trust ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:	/s/ Edward G. McGann
Name:	Edward G. McGann
Title:	Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Investors Trust ING Partners, Inc.

AMENDED EXHIBIT A

Fund	Effective Date
ING Corporate Leaders Trust Fund
ING Corporate Leaders Trust – Series A	May 17, 2004
ING Corporate Leaders Trust – Series B	May 17, 2004

ING Equity Trust
ING Convertible Fund	June 9, 2003
ING Disciplined LargeCap Fund	June 9, 2003
ING Financial Services Fund	June 9, 2003
ING Fundamental Research Fund	December 28, 2005
ING LargeCap Growth Fund	June 9, 2003
ING LargeCap Value Fund	February 1, 2004
ING MidCap Opportunities Fund	June 9, 2003
ING MidCap Value Choice Fund	February 1, 2005
ING MidCap Value Fund	June 9, 2003
ING Opportunistic LargeCap Fund	December 28, 2005
ING Principal Protection Fund	June 2, 2003
ING Principal Protection Fund II	June 2, 2003
ING Principal Protection Fund III	June 2, 2003
ING Principal Protection Fund IV	June 2, 2003
ING Principal Protection Fund V	June 2, 2003
ING Principal Protection Fund VI	June 2, 2003
ING Principal Protection Fund VII	May 1, 2003
ING Principal Protection Fund VIII	October 1, 2003
ING Principal Protection Fund IX	February 2, 2004
ING Principal Protection Fund X	May 3, 2004
ING Principal Protection Fund XI	August 16, 2004
ING Principal Protection Fund XII	November 15, 2004
ING Principal Protection Fund XIII	TBD
ING Principal Protection Fund XIV	TBD
ING Real Estate Fund	June 9, 2003
ING SmallCap Opportunities Fund	June 9, 2003
ING SmallCap Value Choice Fund	February 1, 2005
ING SmallCap Value Fund	June 9, 2003

ING Funds Trust
ING Classic Money Market Fund	April 7, 2003
ING GNMA Income Fund	April 7, 2003
ING High Yield Bond Fund	April 7, 2003
ING Institutional Prime Money Market Fund	July 29, 2005
ING Intermediate Bond Fund	April 7, 2003
ING National Tax-Exempt Bond Fund	April 7, 2003

ING GET Fund
ING GET Fund – Series M	July 14, 2003
ING GET Fund – Series N	July 14, 2003
ING GET Fund – Series P	July 14, 2003
ING GET Fund – Series Q	July 14, 2003
ING GET Fund – Series R	July 14, 2003
ING GET Fund – Series S	July 14, 2003
ING GET Fund – Series T	July 14, 2003
ING GET Fund – Series U	July 14, 2003
ING GET Fund – Series V	March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund	March 28, 2005

ING Global Advantage and Premium Opportunity Fund	October 27, 2005

ING Investment Funds, Inc.
ING MagnaCap Fund	June 9, 2003

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio	January 6, 2003
ING American Funds Growth Portfolio	September 2, 2003
ING American Funds Growth-Income Portfolio	September 2, 2003
ING American Funds International Portfolio	September 2, 2003
ING Capital Guardian Small/Mid Cap Portfolio	January 13, 2003
ING Capital Guardian U.S. Equities Portfolio	January 13, 2003
ING Disciplined Small Cap Value Portfolio	April 28, 2006
ING Eagle Asset Capital Appreciation Portfolio	January 6, 2003
ING EquitiesPlus Portfolio	April 28, 2006
ING Evergreen Health Sciences Portfolio	May 3, 2004
ING Evergreen Omega Portfolio	May 3, 2004
ING FMRSM Diversified Mid Cap Portfolio	January 6, 2003
ING FMRSM Earnings Growth Portfolio	April 29, 2005
ING FMRSM Small Cap Equity Portfolio	April 28, 2006
ING Franklin Income Portfolio	April 28, 2006
ING Global Real Estate Portfolio	January 3, 2006
ING Global Resources Portfolio	January 13, 2003
ING Goldman Sachs TollkeeperSM Portfolio	January 6, 2003
ING International Portfolio	January 13, 2003
ING Janus Contrarian Portfolio	January 13, 2003
ING JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
ING JPMorgan Small Cap Equity Portfolio	January 13, 2003
ING JPMorgan Value Opportunities Portfolio	April 29, 2005
ING Julius Baer Foreign Portfolio	January 13, 2003
ING Legg Mason Partners All Cap Portfolio	January 6, 2003
ING Legg Mason Value Portfolio	January 13, 2003
ING LifeStyle Aggressive Growth Portfolio	May 1, 2004

ING Investors Trust (continued)
ING LifeStyle Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Growth Portfolio	May 1, 2004
ING LifeStyle Moderate Portfolio	May 1, 2004
ING Limited Maturity Bond Portfolio	January 6, 2003
ING Liquid Assets Portfolio	January 6, 2003
ING Lord Abbett Affiliated Portfolio	January 6, 2003
ING MarketPro Portfolio	August 1, 2005
ING MarketStyle Growth Portfolio	August 1, 2005
ING MarketStyle Moderate Growth Portfolio	August 1, 2005
ING MarketStyle Moderate Portfolio	August 1, 2005
ING Marsico Growth Portfolio	January 13, 2003
ING Marsico International Opportunities Portfolio	April 29, 2005
ING Mercury Large Cap Growth Portfolio	January 6, 2003
ING Mercury Large Cap Value Portfolio	January 6, 2003
ING MFS Mid Cap Growth Portfolio	January 13, 2003
ING MFS Total Return Portfolio	January 13, 2003
ING MFS Utilities Portfolio	April 29, 2005
ING Oppenheimer Main Street Portfolio®	January 13, 2003
ING PIMCO Core Bond Portfolio	January 13, 2003
ING PIMCO High Yield Portfolio	November 5, 2003
ING Pioneer Fund Portfolio	April 29, 2005
ING Pioneer Mid Cap Value Portfolio	April 29, 2005
ING Stock Index Portfolio	November 5, 2003
ING T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
ING T. Rowe Price Equity Income Portfolio	January 13, 2003
ING Templeton Global Growth Portfolio	January 13, 2003
ING UBS U.S. Allocation Portfolio	January 6, 2003
ING Van Kampen Equity Growth Portfolio	January 13, 2003
ING Van Kampen Global Franchise Portfolio	January 13, 2003
ING Van Kampen Growth and Income Portfolio	January 13, 2003
ING Van Kampen Real Estate Portfolio	January 13, 2003
ING VP Index Plus International Equity Portfolio	July 29, 2005
ING Wells Fargo Mid Cap Disciplined Portfolio	January 6, 2003
ING Wells Fargo Small Cap Disciplined Portfolio	November 30, 2005

ING Mayflower Trust
ING International Value Fund	November 3, 2003

ING Mutual Funds
ING Diversified International Fund	December 7, 2005
ING Emerging Countries Fund	November 3, 2003
ING Emerging Markets Fixed Income Fund	December 7, 2005
ING Foreign Fund	July 1, 2003
ING Global Equity Dividend Fund	September 2, 2003
ING Global Real Estate Fund	November 3, 2003

ING Mutual Funds (continued)
ING Global Value Choice Fund	November 3, 2003
ING Greater China Fund	December 7, 2005
ING Index Plus International Equity Fund	December 7, 2005
ING International Capital Appreciation Fund	December 7, 2005
ING International Fund	November 3, 2003
ING International Real Estate Fund	February 28, 2006
ING International SmallCap Fund	November 3, 2003
ING International Value Choice Fund	February 1, 2005
ING Precious Metals Fund	November 3, 2003
ING Russia Fund	November 3, 2003

ING Partners, Inc.
ING American Century Large Company Value Portfolio	January 10, 2005
ING American Century Select Portfolio	January 10, 2005
ING American Century Small-Mid Cap Value Portfolio	January 10, 2005
ING Baron Asset Portfolio	December 7, 2005
ING Baron Small Cap Growth Portfolio	January 10, 2005
ING Columbia Small Cap Value II Portfolio	April 28, 2006
ING Davis Venture Value Portfolio	January 10, 2005
ING Fidelity® VIP Contrafund® Portfolio	November 15, 2004
ING Fidelity® VIP Equity-Income Portfolio	November 15, 2004
ING Fidelity® VIP Growth Portfolio	November 15, 2004
ING Fidelity® VIP Mid Cap Portfolio	November 15, 2004
ING Fundamental Research Portfolio	January 10, 2005
ING Goldman Sachs® Capital Growth Portfolio	January 10, 2005
ING Goldman Sachs® Structured Equity Portfolio	January 10, 2005
ING JPMorgan International Portfolio	January 10, 2005
ING JPMorgan Mid Cap Value Portfolio	January 10, 2005
ING Legg Mason Partners Aggressive Growth Portfolio	January 10, 2005
ING Legg Mason Partners Large Cap Growth Portfolio	January 10, 2005
ING Lord Abbett U.S. Government Securities Portfolio	December 7, 2005
ING MFS Capital Opportunities Portfolio	January 10, 2005
ING Neuberger Berman Partners Portfolio	December 7, 2005
ING Neuberger Berman Regency Portfolio	December 7, 2005
ING OpCap Balanced Value Portfolio	January 10, 2005
ING Oppenheimer Global Portfolio	January 10, 2005
ING Oppenheimer Strategic Income Portfolio	January 10, 2005
ING PIMCO Total Return Portfolio	January 10, 2005
ING Pioneer High Yield Portfolio	December 7, 2005
ING Solution 2015 Portfolio	April 29, 2005
ING Solution 2025 Portfolio	April 29, 2005
ING Solution 2035 Portfolio	April 29, 2005
ING Solution 2045 Portfolio	April 29, 2005
ING Solution Income Portfolio	April 29, 2005
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005

ING Partners, Inc. (continued)
ING T. Rowe Price Growth Equity Portfolio	January 10, 2005
ING Templeton Foreign Equity Portfolio	November 30, 2005
ING UBS U.S. Large Cap Equity Portfolio	January 10, 2005
ING UBS U.S. Small Cap Growth Portfolio	April 28, 2006
ING Van Kampen Comstock Portfolio	January 10, 2005
ING Van Kampen Equity and Income Portfolio	January 10, 2005

ING Series Fund, Inc.
Brokerage Cash Reserves	June 2, 2003
ING 130/30 Fundamental Research Fund	April 11, 2006
ING Aeltus Money Market Fund	June 2, 2003
ING Balanced Fund	June 2, 2003
ING Classic Index Plus Fund	June 2, 2003
ING Equity Income Fund	June 9, 2003
ING Global Science and Technology Fund	June 2, 2003
ING Growth Fund	June 9, 2003
ING Index Plus LargeCap Fund	June 9, 2003
ING Index Plus MidCap Fund	June 9, 2003
ING Index Plus SmallCap Fund	June 9, 2003
ING International Growth Fund	November 3, 2003
ING Small Company Fund	June 9, 2003
ING Strategic Allocation Conservative Fund	June 2, 2003
ING Strategic Allocation Growth Fund	June 2, 2003
ING Strategic Allocation Moderate Fund	June 2, 2003

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio	July 7, 2003
ING VP Strategic Allocation Growth Portfolio	July 7, 2003
ING VP Strategic Allocation Moderate Portfolio	July 7, 2003

ING Variable Funds
ING VP Growth and Income Portfolio	July 7, 2003

ING Variable Insurance Trust
ING GET U.S. Core Portfolio – Series 1	June 13, 2003
ING GET U.S. Core Portfolio – Series 2	September 12, 2003
ING GET U.S. Core Portfolio – Series 3	December 12, 2003
ING GET U.S. Core Portfolio – Series 4	March 12, 2004
ING GET U.S. Core Portfolio – Series 5	June 11, 2004
ING GET U.S. Core Portfolio – Series 6	September 10, 2004
ING GET U.S. Core Portfolio – Series 7	December 10, 2004
ING GET U.S. Core Portfolio – Series 8	March 9, 2005
ING GET U.S. Core Portfolio – Series 9	June 8, 2005
ING GET U.S. Core Portfolio – Series 10	September 7, 2005
ING GET U.S. Core Portfolio – Series 11	December 6, 2005

ING Variable Insurance Trust (continued)
ING GET U.S. Core Portfolio – Series 12	March 2, 2006
ING VP Global Equity Dividend Portfolio	November 3, 2003

ING Variable Portfolios, Inc.
ING VP Global Science and Technology Portfolio	July 7, 2003
ING VP Growth Portfolio	July 7, 2003
ING VP Index Plus LargeCap Portfolio	July 7, 2003
ING VP Index Plus MidCap Portfolio	July 7, 2003
ING VP Index Plus SmallCap Portfolio	July 7, 2003
ING VP International Equity Portfolio	November 3, 2003
ING VP Small Company Portfolio	July 7, 2003
ING VP Value Opportunity Portfolio	July 7, 2003

ING Variable Products Trust
ING VP Convertible Portfolio	October 6, 2003
ING VP Financial Services Portfolio	May 1, 2004
ING VP High Yield Bond Portfolio	October 6, 2003
ING VP International Value Portfolio	November 3, 2003
ING VP LargeCap Growth Portfolio	October 6, 2003
ING VP MidCap Opportunities Portfolio	October 6, 2003
ING VP Real Estate Portfolio	May 1, 2004
ING VP SmallCap Opportunities Portfolio	October 6, 2003

ING VP Balanced Portfolio, Inc.	July 7, 2003

ING VP Intermediate Bond Portfolio	July 7, 2003

ING VP Money Market Portfolio	July 7, 2003

ING VP Natural Resources Trust	October 6, 2003

USLICO Series Fund
The Asset Allocation Portfolio	October 6, 2003
The Bond Portfolio	October 6, 2003
The Money Market Portfolio	October 6, 2003
The Stock Portfolio	October 6, 2003